EXHIBIT 32

CERTIFICATION OF OFFICERS
OF ROCK CITY ENERGY CORP.
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Rock City Energy Corp. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)	The annual report on Form 10-KSB for the year ended December 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2008

/s/ Richard N. Jeffs

Richard N. Jeffs
President

/s/ Richard N. Jeffs

Richard N. Jeffs
Chief Financial Officer